NEW FUTUREVEST VARIABLE UNIVERSAL LIFE

NEW TOTALACCUMULATOR VARIABLE ADJUSTABLE LIFE

NEW CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE

NEW CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

Supplement, dated June 27, 2022

to the

Updating Summary Prospectus dated May 1, 2022

The name of the Separate Account has changed.

Current Separate Account Name	New Separate Account Name

Allstate Life of New York Variable Life Separate Account A	Wilton Reassurance Life Co of New York Variable Life Separate Account A

This Supplement amends the above referenced Updating Summary Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Updating Summary Prospectus. All capitalized terms have the same meaning as those included in the Updating Summary Prospectus.